NEWS RELEASE

Broadcom Business Press Contact Bill Blanning Vice President, Global Media Relations 949-926-5555 blanning@broadcom.com	Broadcom Investor Relations Contact T. Peter Andrew Vice President, Corporate Communications 949-926-5663 andrewtp@broadcom.com
Broadcom Reports Fourth Quarter and Year 2007 Results
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
IRVINE, Calif. — January 24, 2008 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its fourth quarter and year ended December 31, 2007.
Net revenue for the fourth quarter of 2007 was $1.027 billion, an increase of 8.1% compared with the $950.0 million reported for the third quarter of 2007 and an increase of 11.2% compared with the $923.5 million reported for the fourth quarter of 2006. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the fourth quarter of 2007 was $90.3 million, or $.16 per share (diluted), compared with GAAP net income of $27.8 million, or $.05 per share (diluted), for the third quarter of 2007, and GAAP net income of $45.1 million, or $.08 per share (diluted), for the fourth quarter of 2006.
Net revenue for the year ended December 31, 2007 was $3.78 billion, an increase of 3.0% compared with the $3.67 billion reported for the year ended December 31, 2006. Net income computed in accordance with GAAP for the year ended December 31, 2007 was $213.3 million, or $.37 per share (diluted), compared with GAAP net income of $379.0 million, or $.64 per share (diluted), for the year ended December 31, 2006.
In addition to GAAP results, Broadcom reports adjusted net income and adjusted net income per share, referred to respectively as “non-GAAP net income” and “non-GAAP
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Broadcom Reports Fourth Quarter and Year 2007 Results

net income per share.” A discussion of Broadcom’s use of these non-GAAP financial measures is set forth below, and reconciliations of GAAP net income to non-GAAP net income for the three months and years ended December 31, 2007 and 2006, respectively, appear in the financial statements portion of this release.
Non-GAAP net income for the fourth quarter of 2007, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $200.8 million, or $.34 per share (diluted), compared with non-GAAP net income of $164.5 million, or $.27 per share (diluted), for the third quarter of 2007, and $184.9 million, or $.31 per share (diluted), for the fourth quarter of 2006.
Non-GAAP net income for the year ended December 31, 2007, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $702.5 million, or $1.17 per share (diluted), compared with non-GAAP net income of $822.5 million, or $1.35 per share (diluted), for the year ended December 31, 2006.
Net revenue for the fourth quarter and year ended December 31, 2007 includes royalties in the amount of $31.8 million from a patent license agreement entered into in July 2007.
“2007 ended strongly as Broadcom generated record revenue for the fourth quarter and the full year, driven by the ramp in new product cycles occurring in the Bluetooth®, wireless LAN and digital TV markets,” said Scott McGregor, Broadcom’s President and Chief Executive Officer. “Broadcom remains a product cycle driven company, and to continue this product cycle momentum into the future, we made a number of strategic acquisitions and significant internal investments in 2007. We believe that as the convergence of technologies, products and markets continues, the winners will be the companies that possess all of the communication technologies required to build these next generation products. Broadcom remains well positioned to benefit from this trend.”
“As we look into 2008, we believe that Bluetooth, wireless LAN and digital TV will continue to be key revenue drivers, plus we look forward to the emergence of new product areas such as HD DVD, cellular and GPS, in addition to continued growth opportunities within our
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Broadcom Reports Fourth Quarter and Year 2007 Results

traditional end markets, such as switching and set-top boxes. While Broadcom will continue to invest to bring these and other new products to market, we have tightened our processes and made additional strategic portfolio management decisions in the fourth quarter to help moderate expense growth across 2008, with the goal of trending back towards our long-term business model.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its fourth quarter and year 2007 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial or other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, Thursday, February 7, 2008.
The financial results included in this release are unaudited. The complete, audited financial statements of the company for the year ended December 31, 2007 will be included in Broadcom’s Annual Report on Form 10-K, to be filed with the SEC later this month.
Discussion of Non-GAAP Financial Measures
Non-GAAP net income consists of net income excluding stock-based compensation expense as well as charges related to acquisitions and charges and gains that are driven primarily by discrete events that management does not consider to be directly related to the company’s core operating performance. Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP weighted average shares outstanding (diluted). For purposes of calculating non-GAAP net income per share, the calculation of GAAP weighted average shares outstanding (diluted) is adjusted to exclude the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.
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Broadcom Reports Fourth Quarter and Year 2007 Results

Broadcom believes that the presentation of non-GAAP net income and non-GAAP net income per share provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. For further information regarding why Broadcom believes that these non-GAAP measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the company’s Current Report on Form 8-K filed today with the SEC. The Form 8-K is available on the SEC’s website at www.sec.gov or under the “Financial Information” tab of the Investors section of the Broadcom website described above.
About Broadcom
Broadcom Corporation is a major technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art, system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom is one of the world’s largest fabless semiconductor companies, with unaudited 2007 revenue of $3.78 billion, and holds over 2,500 U.S. and 1,000 foreign patents, more than 7,400 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video and data.
Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5000 or at www.broadcom.com.
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Broadcom Reports Fourth Quarter and Year 2007 Results

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to, the risk that the unaudited results reported in this press release could be modified as the audit of our 2007 financial statements is completed; general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, trends in the broadband communications markets in various geographic regions, including seasonality in sales of consumer products into which our products are incorporated, and possible disruption in commercial activities related to terrorist activity or armed conflict; the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory; the gain or loss of a key customer, design win or order; the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets; our ability to scale our operations in response to changes in demand for our existing products and services or demand for new products requested by our customers; our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner; our dependence on a few significant customers for a substantial portion of our revenue; intellectual property disputes and customer indemnification claims and other types of litigation risk; risks and uncertainties resulting from Broadcom’s recent equity award review, including potential claims and proceedings related to such matters, such as shareholder litigation and any action by the SEC, U.S. Attorney’s Office or other governmental agency that could result in civil or criminal sanctions against the company and/or certain of our current or former officers, directors or employees, or other actions taken or required as a result of the review; our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans; the quality of our products and any potential remediation costs; the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials; the risks of producing products with new suppliers and at new fabrication and assembly and test facilities; problems or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration; our ability to timely and accurately predict market requirements and evolving industry standards and to identify opportunities in new markets; delays in the adoption and
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Broadcom Reports Fourth Quarter and Year 2007 Results

acceptance of industry standards in our target markets; changes in our product or customer mix; the volume of our product sales and pricing concessions on volume sales; the effectiveness of our expense and product cost control and reduction efforts; competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products; the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products; the risks and uncertainties associated with our international operations, particularly in light of terrorist activity, armed conflict or political unrest; the effects of natural disasters, public health emergencies, international conflicts and other events beyond our control; and the level of orders received that can be shipped in a fiscal quarter; and other factors.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason.
Broadcom®, the pulse logo, Connecting everything® and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Bluetooth® is a trademark of the Bluetooth SIG. Any other trademarks or trade names mentioned are the property of their respective owners.
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Broadcom Reports Fourth Quarter and Year 2007 Results

BROADCOM CORPORATION
Unaudited GAAP Consolidated Statements of Income
(In thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2007(a)	2006	2007(a)	2006
Net revenue	$1,027,035	$923,454	$3,776,395	$3,667,818
Cost of revenue (1)	488,222	453,818	1,832,178	1,795,565

Gross profit	538,813	469,636	1,944,217	1,872,253
Operating expense:
Research and development (2)	363,285	312,731	1,348,508	1,117,014
Selling, general and administrative (3)	119,324	143,850	492,737	504,012
Amortization of purchased intangible assets (4)	184	330	1,027	2,347
In-process research and development (4)	—	—	15,470	5,200
Impairment of other intangible assets (4)	—	—	1,500	—

Income from operations	56,020	12,725	84,975	243,680
Interest income, net	29,714	35,239	131,069	118,997
Other income, net (5)	5,849	446	3,412	3,964

Income before income taxes	91,583	48,410	219,456	366,641
Provision (benefit) for income taxes (6)	1,248	3,334	6,114	(12,400)

Net income	$90,335	$45,076	$213,342	$379,041

Net income per share (basic)	$.17	$.08	$.39	$.69

Net income per share (diluted)	$.16	$.08	$.37	$.64

Weighted average shares (basic)	541,006	548,210	542,412	545,724

Weighted average shares (diluted)	572,289	584,927	577,682	588,318

(a) Includes royalties in the amount of $31.8 million from a patent license agreement entered into in July 2007.
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Broadcom Reports Fourth Quarter and Year 2007 Results

Listed below are the items included in net income that management excludes in computing the unaudited non-GAAP financial measures referred to in the text and tables of this press release and further described under “Discussion of Non-GAAP Financial Measures.”

	Three Months Ended		Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
	(In thousands)
(1) Cost of revenue:
Stock-based compensation	$6,581	$5,456	$26,470	$24,589
Amortization of purchased intangible assets	3,934	2,017	13,485	10,056
Charges related to equity award review	—	2,469	89	2,469
Employer payroll tax expense on certain stock option exercises	92	—	239	784

	$10,607	$9,942	$40,283	$37,898

(2) Research and development expense:
Stock-based compensation	$89,767	$72,480	$353,649	$307,096
Charges related to equity award review	—	22,286	1,333	23,625
Employer payroll tax expense on certain stock option exercises	2,400	—	5,631	7,784

	$92,167	$94,766	$360,613	$338,505

(3) Selling, general and administrative expense:
Stock-based compensation	$33,277	$28,449	$139,533	$136,679
Charges related to equity award review	—	23,547	1,987	23,807
Employer payroll tax expense on certain stock option exercises	690	—	1,616	4,022

	$33,967	$51,996	$143,136	$164,508

(4) Amortization of purchased intangible assets.	$184	$330	$1,027	$2,347
In-process research and development	—	—	15,470	5,200
Impairment of other intangible assets	—	—	1,500	—

	$184	$330	$17,997	$7,547

(5) Other income, net:
Loss (gain) on strategic investments, net	$(2,960)	$—	$1,809	$(700)
Non-operating gains	(2,444)	—	(2,719)	(482)

	$(5,404)	$—	$(910)	$(1,182)

(6) Provision (benefit) for income taxes:
Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries or various foreign jurisdictions	$(1,403)	$(200)	$(5,986)	$(29,800)
Income tax effects	(19,659)	(17,011)	(65,957)	(73,992)

	$(21,062)	$(17,211)	$(71,943)	$(103,792)

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Broadcom Reports Fourth Quarter and Year 2007 Results

BROADCOM CORPORATION
Unaudited Reconciliation of Non-GAAP Adjustments
(In thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
GAAP net income	$90,335	$45,076	$213,342	$379,041
Non-GAAP adjustments:
Stock-based compensation:
Cost of revenue	6,581	5,456	26,470	24,589
Research and development	89,767	72,480	353,649	307,096
Selling, general and administrative	33,277	28,449	139,533	136,679
Acquisition-related items:
Amortization of purchased intangible assets:
Cost of revenue	3,934	2,017	13,485	10,056
Other operating expense	184	330	1,027	2,347
In-process research and development	—	—	15,470	5,200
Impairment of other intangible assets	—	—	1,500	—
Employer payroll tax expense on certain stock option exercises:
Cost of revenue	92	—	239	784
Research and development	2,400	—	5,631	7,784
Selling, general and administrative	690	—	1,616	4,022
Charges related to equity award review:
Cost of revenue	—	2,469	89	2,469
Research and development	—	22,286	1,333	23,625
Selling, general and administrative	—	23,547	1,987	23,807
Loss (gain) on strategic investments, net	(2,960)	—	1,809	(700)
Non-operating gains	(2,444)	—	(2,719)	(482)
Income tax benefits from adjustments to tax reserves of certain foreign subsidiaries or various foreign jurisdictions	(1,403)	(200)	(5,986)	(29,800)
Income tax effects	(19,659)	(17,011)	(65,957)	(73,992)

Total of non-GAAP adjustments	110,459	139,823	489,176	443,484

Non-GAAP net income	$200,794	$184,899	$702,518	$822,525

GAAP weighted average shares (diluted)	572,289	584,927	577,682	588,318
Non-GAAP adjustment	20,284	19,814	20,733	20,132

Non-GAAP weighted average shares (diluted)	592,573	604,741	598,415	608,450

GAAP net income per share (diluted)	$.16	$.08	$.37	$.64
Non-GAAP adjustments detailed above	.18	.23	.80	.71

Non-GAAP net income per share (diluted)	$.34	$.31	$1.17	$1.35

Non-GAAP net income per share is calculated by dividing non-GAAP net income by non-GAAP weighted average shares outstanding (diluted). For purposes of calculating non-GAAP net income per share, the calculation of GAAP weighted average shares outstanding (diluted) is adjusted to exclude the benefits of compensation costs attributable to future services and not yet recognized in the financial statements that are treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.
Broadcom believes that the presentation of non-GAAP net income and non-GAAP net income per share provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. For further information regarding why Broadcom believes that these non-GAAP measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the company’s Current Report on Form 8-K regarding this earnings press release filed today with the SEC.
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Broadcom Reports Fourth Quarter and Year 2007 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2007	2006	2007	2006
Operating activities
Net income	$90,335	$45,076	$213,342	$379,041
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,782	12,397	61,518	47,602
Stock-based compensation expense:
Stock options and other awards	74,935	72,277	324,261	340,665
Restricted stock units issued by the Company	54,690	34,108	195,391	127,699
Acquisition-related items:
Amortization of purchased intangible assets	4,118	2,347	14,512	12,403
In-process research and development	—	—	15,470	5,200
Impairment of other intangible assets	—	—	1,500	—
Loss (gain) on strategic investments, net	(2,960)	—	1,809	(700)
Changes in operating assets and liabilities:
Accounts receivable	26,730	41,476	18,400	(75,423)
Inventory	(18,153)	20,734	(27,082)	(7,598)
Prepaid expenses and other assets	(18,081)	6,228	(59,691)	20,166
Accounts payable	(32,295)	44,539	22,854	(8,336)
Accrued settlement liabilities	—	(11)	(2,000)	(2,011)
Other accrued and long-term liabilities	20,825	5,631	51,625	52,951

Net cash provided by operating activities	216,926	284,802	831,909	891,659

Investing activities
Net purchases of property and equipment	(36,265)	(35,322)	(159,583)	(92,477)
Net cash paid for acquisitions and other purchased intangible assets	—	75	(219,324)	(70,050)
Net proceeds from sales (cash paid for purchases) of strategic investments	3,506	(2,121)	312	(1,984)
Net proceeds (purchases) of marketable securities	175,959	(16,862)	426,408	(205,243)

Net cash provided by (used in) investing activities	143,200	(54,230)	47,813	(369,754)

Financing activities
Repurchases of Class A common stock	(328,391)	—	(1,140,213)	(275,733)
Net proceeds from issuance of common stock	117,623	78	288,953	475,887
Payments on assumed debt and other obligations	—	—	—	(4,625)
Repayment of notes receivable by employees	—	—	—	3,400
Excess tax benefits from stock-based compensation	—	(338)	—	—

Net cash provided by (used in) financing activities	(210,768)	(260)	(851,260)	198,929

Increase in cash and cash equivalents	149,358	230,312	28,462	720,834
Cash and cash equivalents at beginning of period	2,037,214	1,927,798	2,158,110	1,437,276

Cash and cash equivalents at end of period	$2,186,572	$2,158,110	$2,186,572	$2,158,110

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	December 31,	September 30,	December 31,
	2007	2007	2006
	(In thousands)
Cash and cash equivalents	$2,186,572	$2,037,214	$2,158,110
Short-term marketable securities	141,728	308,932	522,340
Long-term marketable securities	75,352	84,107	121,148

Total cash, cash equivalents and marketable securities	$2,403,652	$2,430,253	$2,801,598

Decrease from prior quarter end	$(26,601)

Decrease from prior year end	$(397,946)

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Broadcom Reports Fourth Quarter and Year 2007 Results

BROADCOM CORPORATION
Unaudited GAAP Condensed Consolidated Balance Sheets
(In thousands)

	December 31,	December 31,
	2007	2006
ASSETS
Current assets:
Cash and cash equivalents	$2,186,572	$2,158,110
Short-term marketable securities	141,728	522,340
Accounts receivable, net	369,004	382,823
Inventory	231,313	202,794
Prepaid expenses and other current assets	125,663	85,721

Total current assets	3,054,280	3,351,788
Property and equipment, net	241,803	164,699
Long-term marketable securities	75,352	121,148
Goodwill	1,376,721	1,185,145
Purchased intangible assets, net	46,607	29,029
Other assets	43,430	24,957

Total assets	$4,838,193	$4,876,766

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$313,621	$307,972
Wages and related benefits	147,853	104,940
Deferred revenue	15,864	1,873
Accrued liabilities	280,271	263,916

Total current liabilities	757,609	678,701
Commitments and contingencies
Long-term deferred revenue	8,108	—
Other long-term liabilities	36,328	6,399
Shareholders’ equity	4,036,148	4,191,666

Total liabilities and shareholders’ equity	$4,838,193	$4,876,766

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